Axalta Coating Systems Q1 2017 FINANCIAL RESULTS April 26, 2017 Exhibit 99.2

AXALTA COATING SYSTEMS Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non- GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2 Legal Notices

AXALTA COATING SYSTEMS Q1 2017 Highlights  Q1 financial results  Net sales of $1,007.8 million – volume growth of 8.9% YoY includes 4.5% acquisition contribution  Net income attributable to Axalta of $64.1 million versus $30.9 million in Q1 2016  Adjusted net income attributable to Axalta of $63.1 million versus $43.0 million in Q1 2016  Adjusted EBITDA of $203.1 million versus $194.8 million in Q1 2016  Operating & innovation progress highlights  New products include key technology in Commercial Vehicle as well as multiple industrial applications  Productivity improvement initiatives on track – Key actions include facility closures  Balance sheet & cash flow progress  Free Cash Flow use: $38.8 million versus $53.6 million last year  Improvement includes normal seasonal working capital use plus funding for two acquisitions  Capital deployment & M&A activity  Agreement to purchase Valspar’s North American Industrial Wood Coatings business for ~$420 million  Acquisitions of Ellis Paints and Century Industrial Coatings enhance North American Industrial and Refinish portfolios  Announced $675 million share repurchase program authorization 3

AXALTA COATING SYSTEMS 4 Key Goals & Priorities For 2017 Outgrow our End-markets Drive Superior Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings with Productivity Programs • New product introductions, broader global market penetration, benefit from consolidation in key end-markets and regions • Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization • Complete our programs for $200 million total savings (run-rate by end of 2017) Disciplined Capital Allocation • Three deals announced to date providing over $270 million incremental net sales (annualized) • Authorized share buyback provides incremental value creation optionality Continue Free Cash Flow and Balance Sheet Focus • Focus on FCF and effective capital allocation while maintaining our balance sheet discipline Stated Objective Results Expected • Maintain focus on customer productivity; offer a broad and deep product selection as differentiator Status

AXALTA COATING SYSTEMS Q1 Consolidated Results Financial Performance Commentary Net Sales Variance $1,008 $956 FXQ1 2016 Q1 2017PriceVolume 5 Net sales led by volume growth  Solid volume growth across both segments in all regions  Acquisitions contributed 4.5% to overall volume growth  Positive pricing contribution from Refinish offset by pricing concessions and product mix across other end- markets  2.2% unfavorable currency impact shows moderating impact versus prior two years +8.9% (1.2%) (2.2%) +5.5% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 586 543 8.0% 11.0% Transportation 421 413 2.1% 3.2% Net Sales 1,008 956 5.5% 7.7% Net Income (1) 64 31 Adjusted EBITDA 203 195 4.3% (1) Represents Net Income attri utable to Axalta Q1 % Change

AXALTA COATING SYSTEMS Q1 Performance Coatings Results Financial Performance Commentary Net Sales Variance 6 Net sales led by Industrial including acquisition contribution  Strong volume growth in both Industrial and Refinish in most regions  Volume growth includes 6.7% from acquisitions  Price flat as pricing gains in Refinish offset by Industrial  3.0% unfavorable currency impact from Euro, Renminbi and Mexican Peso Adjusted EBITDA margin steady  Margin off slightly due to mixed impact of volume growth and early acquisition contribution as well as increased business investment expense $543 $586 VolumeQ1 2016 Q1 2017FXPrice +11.0% 0.0% (3.0%) +8.0% Q1 ($ in millions) 2017 2016 Incl. F/X Excl. F/X Refinish 389 379 2.6% 5.7% Industrial 198 164 20.4% 23.3% Net Sales 586 543 8.0% 11.0% Adjusted EBITDA 117 110 6.2% % margin 19.9% 20.3% % Change

AXALTA COATING SYSTEMS Q1 Transportation Coatings Results Financial Performance Commentary Net Sales Variance 7 Net sales driven by Light Vehicle  Solid volume growth in Light Vehicle across all regions and modest increase in Commercial Vehicle  Acquisitions contributed 1.5% to volume growth  Decrease in price across all regions except Latin America  1.1% unfavorable currency impact largely from the Renminbi and Euro Adjusted EBITDA margin flat  Adjusted EBITDA margin remains strong due to benefit from lower variable costs and volume growth, despite impact of unfavorable price/mix and increased operating investment FXPriceQ1 2016 $421 Volume Q1 2017 $413 +6.1% (2.9%) (1.1%) +2.1% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Light Vehicle 340 329 3.2% 4.0% Commercial Vehicle 81 83 (2.2%) 0.1% Net Sales 421 413 2.1% 3.2% Adjusted EBITDA 86 85 1.8% % margin 20.5% 20.5% Q1 % Change

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 8 Comments (1) Assumes exchange rate of $1.073 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA ($ in millions) @ 3/31/2017 Maturity Cash and Cash Equivalents $439 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,514 2023 First Lien Term Loan (EUR) (1) 425 2023 Total Senior Secured Debt $1,939 Senior Unsecured Notes (USD) 490 2024 Senior Unsecured Notes (EUR) (1) 353 2024 Senior Unsecured Notes (EUR) (1) 474 2025 Capital Leases 40 Other Borrowings 11 Total Debt $3,307 Total Net Debt (2) $2,868 LTM Adjusted EBITDA $915 Credit Statistics: Total Net Leverage (3) 3.1x  Debt principal levels consistent with December 31, 2016  Interest rate hedges: New caps executed in March become effective when current swaps/caps mature at Q3 end – in place through December 2019

AXALTA COATING SYSTEMS Full Year 2017 Guidance  Net sales growth includes incremental M&A contribution of 2-3% from completed transactions  Margin expansion driven by volume, price, and ongoing cost reduction initiatives  Headwinds to margins from moderate input cost inflation, modest sales mix changes, and foreign currency  Tax rate, as adjusted, benefits from full year effect of actions completed in 2016  Free cash flow expansion from Adjusted EBITDA growth and lower interest expense; slightly offset by employee separation payments ($ millions) 2016A 2017E Net Sales, ex FX 4.3% 4-6% Tax Rate, As Adjusted 24% 22-24% Free Cash Flow $423 $440-480 Cash flow from operations less capex Comments on Drivers Interest Expense $178 ~$150 Adjusted EBITDA $907 $930-980 Net Sales (0.3%) 1-3% Capex $136 ~$160 9 Diluted Shares (millions)(1) 244 246-249 D&A $322 $335 (1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution

Appendix

AXALTA COATING SYSTEMS Full Year 2017 Assumptions  Global GDP growth of approximately 2.9%  Global industrial production growth of approximately 2.9%  Global auto build growth of approximately 2.0%  Modest headwinds from higher oil prices given the extended supply chain in key raw materials and category- specific supply side constraints and feedstock price developments Currency 2016 % Axalta Net Sales 2016 Average Rate 2017 Average Rate Assumption % Change in F/X Rate US$ per Euro ~28% 1.11 1.05 (4.8%) Chinese Yuan per US$ ~13% 6.65 6.90 (3.6%) Brazilian Real per US$ ~3% 3.49 3.22 8.2% Mexican Peso per US$ ~2% 18.68 19.85 (5.9%) US$ per British Pound ~2% 1.36 1.22 (9.6%) Venezuelan Bolivar per US$ ~1% 493.57 1,003.83 (50.8%) Russian Ruble per US$ ~1% 67.03 58.18 15.2% Currency AssumptionsMacroeconomic Assumptions 11

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 12 ($ in millions) FY 2016 Q1 2016 Q1 2017 LTM 3/31/2017 Net Income $48 $32 $66 $82 Interest Expense, net 178 50 36 164 Provision for Income Taxes 40 13 10 37 Depreciation & Amortization 322 76 82 328 Reported EBITDA $588 $171 $194 $611 A Debt extinguishment and refinancing related costs 98 - - 98 B Foreign exchange remeasurement (gains) losses 31 8 (1) 22 C Long-term employee benefit plan adjustments 2 1 - 1 D Termination benefits and other employee related costs 62 2 1 61 E Consulting and advisory fees 10 3 - 7 F Offering and transactional costs (gains) 6 - (1) 5 G Stock-based compensation 41 10 10 41 H Other adjustments 5 2 - 3 I Dividends in respect of noncontrolling interest (3) (2) - (1) J Asset impairment 68 - - 68 Total Adjustments $319 $24 $9 $304 Adjusted EBITDA $907 $195 $203 $915

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) 13 A. During the year ended December 31, 2016 we prepaid principal on our term loans, resulting in non-cash extinguishment losses of $10 million. Additionally, we amended our Credit Agreement and refinanced our indebtedness, resulting in additional losses of $88 million. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange (gains) and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented losses of $2 million, $7 million and $24 million for 1Q 2017, 1Q 2016 and year ended December 31, 2016, respectively. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits including our initiative to improve the overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. G. Represents non-cash costs associated with stock-based compensation. H. Represents costs for certain non-operational or non-cash (gains) losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. I. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. J. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $11 million during the year ended December 31, 2016. Additionally, during the year ended December 31, 2016, we recorded a $58 million non-cash impairment on long-lived assets associated with our Venezuela operations. We do not consider these impairments to be indicative of our ongoing operating performance.

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axaltacs.com 215-255-7970